CAPITAL DISCLOSURES	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
CAPITAL DISCLOSURES

13. CAPITAL DISCLOSURES

The Company includes Common shares, Options reserve and Warrants reserve in the definition of capital net of share issue costs. The Company’s objective when managing capital is to maintain sufficient cash resources to support its day-to-day operations. The availability of capital is solely through the issuance of the Company’s common shares. The Company intends to issue additional equity at such time when funds are needed and the market conditions become favorable to the Company. There are no assurances that funds will be made available to the Company when required. The Company makes every effort to safeguard its capital and minimize its dilution to its shareholders.

The Company is not subject to any externally imposed capital requirements. There were no changes in the Company’s approach to capital management during the year ended December 31, 2023.